EXHIBIT 10.6

INDEMNIFICATION LETTER AGREEMENT

June 12, 2023

This Indemnification Letter Agreement (“Letter Agreement”), is made by and among Healthcare AI Acquisition Corp., a Cayman Islands exempted company (the “Company”) and the Indemnitees whose names appear on the signature page hereto (the “Indemnitees”).

WHEREAS, Reference is made to that certain Indemnity Agreement, dated as of December 14, 2021 (the “Indemnity Agreement”), by and among Healthcare AI Acquisition Corp. (the “Company”) and the Indemnitees who served as an officer, director, advisor, key employee or in any other capacity of the Company from the date of the Indemnity Agreement (attached hereto as Exhibit A);

WHEREAS, the Company acknowledges the resignations dated June 12, 2023 of each of the Indemnitees, resigning their respective positions as officer, director, advisor, or key employee of the Company; and

WHEREAS,  each of the Company and the Indemnitees desire to reiterate the terms of the  Indemnity Agreement in its entirety by executing this Letter Agreement.

NOW, THEREFORE:

By executing this Letter Agreement, the Company and each Indemnitee hereby agrees, as of the date first set forth in the Indemnity Agreement, such Indemnity Agreement shall continue to be in full force and effect.  The Company and the Indemnitees, having acted in their capacity as officers and directors of the Company, shall remain subject to the terms and provisions contained therein.

For the purposes of clarity, it is expressly agreed that the Indemnity Agreement shall continue to be binding and remain in full force and effect after Indemnitee has ceased to serve as a director, officer, advisor, key employee or in any other capacity of the Company, as provided in Section 1 thereto.

This Letter Agreement may be executed in two or more counterparts, and by facsimile, all of which shall be deemed an original and all of which together shall constitute one instrument.

HEALTHCARE AI ACQUISITION CORP.

By:	/s/ Zikang Wu
Name: Zikang Wu
Title: Chief Executive Officer

ACKNOWLEDGED AND AGREED:

/s/ Patrick Hargutt
Patrick Hargutt
Chief Financial Officer and Director

/s/ Simon Cottle
Simon Cottle
Chief Executive Officer and Director

/s/ James Brooks
James Brooks
Director

/s/ Greg Caswill
Greg Caswill
Director

/s/ Robert Piconi
Robert Piconi
Director

/s/ Xavier Flinois
Xavier Flinois
Director

/s/ Elizabeth Weymouth
Elizabeth Weymouth
Director

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